                                                                   EXHIBIT 23.4

                          CONSENT OF ELIZABETH CHAMBERS

         I hereby consent to the reference to me as a person to be appointed a Director of Internet Financial Services Inc. (the "Company") under the caption "Management" in the Prospectus included in the Company's Registration Statement on Form SB-2.

New York, New York
January 28, 1999

                                               /s/    Elizabeth Chambers
                                             -----------------------------
                                                   Elizabeth Chambers